                                                                   EXHIBIT 99.12


                            ASSIGNMENT OF TRADEMARKS

         WHEREAS, CLARENT CORPORATION, a Delaware corporation, having its principal offices at 700 Chesapeake Drive, Redwood City, CA 94063, is the owner of the trademark applications and registrations listed on the attached Schedule A ("the Marks"); and

         WHEREAS, VERSO TECHNOLOGIES, INC., a Minnesota corporation, having its principal offices at 400 Galleria Parkway, Suite 300, Atlanta, Georgia, is desirous of acquiring the Marks;

         NOW, THEREFORE, pursuant to the agreement between the parties, and for good and valuable consideration, the receipt of which is hereby acknowledged, CLARENT CORPORATION hereby assigns and transfers to VERSO TECHNOLOGIES, INC. all right, title and interest in the United States and throughout the world, in and to the Marks, together with the goodwill of the business symbolized by the Marks and the applications and registrations therefor.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment of Trademarks to be effective as of February 12, 2003.


                                      CLARENT CORPORATION

Date: February 12, 2003               By /s/ James B. Weil
                                         -----------------------------------
                                      Print Name: James B. Weil
                                      Title: President



                                      VERSO TECHNOLOGIES, INC.

Date: February 12, 2003               By  /s/ Steven A. Odom
     ----------------                    -----------------------------------
                                      Print Name: Steven A. Odom
                                      Title: Chief Executive Officer

                                                            APPENDIX A

                                                            CLARENT CONFIDENTIAL


                               CLARENT CORPORATION
          U.S. AND INTERNATIONAL TRADEMARK STATUS CHART - ACTIVE MARKS
                        Status Update: September 30, 2002


MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT (and               Argentina         Application No.            Class 9: all goods
C in Circle Design)                            2.242.071

                                             Registration No.
                                                1.816.766
[CLARENT LOGO]


CLARENT                    Australia         Registration No.           Class 9: computer systems, namely hardware and software
                                                 777531


CLARENT (and               Australia         Registration No.           Class 9: computer systems, namely hardware and
C in Circle Design)                              807442                 software, that allow phone conversations and other
                                                                        voice and data communications to take place in local
                                                                        and wide area networks and global computer networks,
                                                                        and manuals sold therewith as a unit
[CLARENT LOGO]

                                                            CLARENT CONFIDENTIAL


MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT                       Austria

                                See
                             EUROPEAN
                             COMMUNITY
                             TRADEMARK


CLARENT (and C                Austria
in Circle Design)
                                See
                             EUROPEAN
                             COMMUNITY
                             TRADEMARK

[CLARENT LOGO]


CLARENT                       Belgium

                                See
                              EUROPEAN
                              COMMUNITY
                              TRADEMARK

                                                            CLARENT CONFIDENTIAL


MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT (and C             Belgium
in Circle Design)
                              See
                           EUROPEAN
                           COMMUNITY
                           TRADEMARK
[CLARENT LOGO]


CLARENT                    Brazil            Application No.            Class 9: computer systems, namely hardware and software
                                               821346598


CLARENT (and C             Brazil            Application No.            Class 9: computer systems, namely hardware and software
in Circle Design)                               822045591               that allow phone conversations and other voice and data
                                                                        communications in local or distant networks and in
[CLARENT LOGO]                                                          global computer networks; manuals for the
                                                                        above-mentioned computer systems sold as a unit



CLARENT                    Canada            Application No.            computer systems, namely hardware and software, that
                                                846,596                 allow phone conversations and other voice and data
                                                                        communications to take place in intranets and global
                                             Registration No.           computer networks
                                                TMA 528,570
                                                                        computer services, namely providing access to voice and
                                                                        data communications via intranet and global computer
                                                                        networks.

                                                            CLARENT CONFIDENTIAL

MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT (and C             Canada            Application No.            Class 9: computer systems, namely hardware and
in Circle Design)                              1,029,475                software, that allow phone conversations and other
                                                                        voice and data communications to take place in local
                                                                        and wide area networks and global computer networks,
[CLARENT LOGO]                                                          and manuals sold therewith as a unit



CLARENT                    Chile              Application No.           Class 9: computer systems, namely, hardware and
                                                  439.903               software that allow phone conversations and other voice
                                                                        and data communications to take place in local and wide
                                             Registration No.           area networks and global networks; all other products
                                                 549.960                in Class 9



CLARENT (and C             Chile             Application No.            Class 9: computer systems, namely hardware and
in Circle Design)                               461.585                 software, that allow phone conversations and other
                                                                        voice and data communications to take place in local
                                             Registration No.           and wide area networks and global computer networks,
[CLARENT LOGO]                                   565,405                and manuals sold therewith as a unit



CLARENT                    China             Application No.            Class 9: computers; computer software (pre-recorded));
                                               9800148296               data processing equipment; connectors (data processing
                                                                        equipment); modems, computer peripheral equipment;
                                             Registration No.           transmitters (telecommunication); telephones; computer
                                                 1405341                memories

                                                            CLARENT CONFIDENTIAL

MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT (and C             China             Application No.            Class 9: computer software (pre-recorded); computers;
in Circle Design)                              9900133161               computer peripheral equipment; data processing
                                                                        equipment; microprocessors; CD-ROMs; modems
[CLARENT LOGO]


CLARENT                    Denmark

                             see
                           EUROPEAN
                           COMMUNITY
                           TRADEMARK


CLARENT (and C             Denmark
in Circle Design)
                             see
                           EUROPEAN
                           COMMUNITY
                           TRADEMARK
[CLARENT LOGO]

                                                            CLARENT CONFIDENTIAL


MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT                    European          Application No.            Class 9: computer hardware and computer software;
                           Community:           550772                  communications apparatus and instruments; voice and
                                                                        data communications programs
                           Covers:
                           Austria                                      Class 16: printed matter; catalogues, brochures and
                           Belgium                                      leaflets; user and instruction manuals
                           Denmark
                           Finland                                      Class 42: computer services; research and consultancy,
                           France                                       support and maintenance services relating to computer
                           Germany                                      hardware and computer software; computer programming;
                           Greece                                       provision of access to computer databases and to voice
                           Ireland                                      and data communications via internet and global
                           Italy                                        computer networks
                           Luxembourg
                           The
                           Netherlands
                           Portugal
                           Spain
                           Sweden
                           United
                           Kingdom

                                                            CLARENT CONFIDENTIAL

MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT (and C             European          Registration No.           Class 9: computer software and computer hardware;
in Circle Design)          Community:           1319557                 computer software and computer hardware that allow
                                                                        phone conversations and other voice and data
                           Covers:                                      communications to take place in local and wide area
[CLARENT LOGO]             Austria                                      networks and global computer networks; user and
                           Belgium                                      instructions manuals provided in electronic form
                           Denmark
                           Finland                                      Class 38: telecommunication services; telecommunication
                           France                                       of information, voice and data via a global computer
                           Germany                                      network; providing user access to a global computer
                           Greece                                       network; providing telecommunications connections to a
                           Ireland                                      global computer network and data bases;
                           Italy                                        telecommunication gateway services; electronic mail
                           Luxembourg                                   services
                           The
                           Netherlands                                  Class 42: computer services; research, design and
                           Portugal                                     consultancy services relating to computer hardware and
                           Spain                                        computer software; support and maintenance services
                           Sweden                                       relating to computer hardware and computer software;
                           United                                       computer programming
                           Kingdom


CLARENT                    Finland

                              see
                           EUROPEAN
                           COMMUNITY
                           TRADEMARK

                                                            CLARENT CONFIDENTIAL


MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT (and C             Finland
in Circle Design)
                              SEE
                           EUROPEAN
                           COMMUNITY
[CLARENT LOGO]             TRADEMARK


CLARENT                    France

                              SEE
                           EUROPEAN
                           COMMUNITY
                           TRADEMARK



CLARENT (and C             France
in Circle Design)
                              SEE
                           EUROPEAN
                           COMMUNITY
[CLARENT LOGO]             TRADEMARK

CLARENT                    Germany

                              SEE
                           EUROPEAN
                           COMMUNITY
                           TRADEMARK

CLARENT

                                                            CLARENT CONFIDENTIAL


MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT (and C             Germany
in Circle Design)
                              SEE
                           EUROPEAN
                           COMMUNITY
[CLARENT LOGO]             TRADEMARK


CLARENT                    Greece

                              SEE
                           EUROPEAN
                           COMMUNITY
                           TRADEMARK


CLARENT (and C             Greece
in Circle Design)
                              SEE
                           EUROPEAN
                           COMMUNITY
[CLARENT LOGO]             TRADEMARK

CLARENT                    Hong Kong         Application No.            Class 9: computer software; computer hardware and
                                                7335/1997               software for conducting phone conversations and voice
                                                                        and data communications in intranets and global
                                             Registration No.           computer networks [as amended]
                                                11143/1999

                                                            CLARENT CONFIDENTIAL


MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT (and C             Hong Kong         Application No.            Class 9: electric, electronic and telecommunications
in Circle Design)                               13217/1999              apparatus and instruments; apparatus for recording,
                                                                        transmission or reproduction of sound, images or data;
                                             Registration No.           magnetic data carriers; recording discs; calculating
                                                5831/2001               machines, data processing equipment and computers;
                                                                        computer hardware, computer software, computer
                                                                        peripheral devices; computer systems, namely hardware
[CLARENT LOGO]                                                          and software, that allow phone conversations and voice
                                                                        and data communications to take place in local and wide
                                                                        area networks and global computer networks, and manuals
                                                                        sold therewith as a unit; parts and fittings for all
                                                                        the aforesaid goods; manuals in computer-readable,
                                                                        electronically readable or machine readable form for
                                                                        all the aforesaid goods


CLARENT                    Indonesia         Application No.            Class 9: Computer systems, namely hardware and software
                                               D98-19217                that allow phone conversations and other voice and data
                                                                        communications to take place in local and wide area
                                             Registration No.           networks and global networks
                                                  447426


CLARENT                    Ireland

                              SEE
                           EUROPEAN
                           COMMUNITY
                           TRADEMARK


CLARENT (and C             Ireland
in Circle Design)
                              SEE
                           EUROPEAN
                           COMMUNITY
[CLARENT LOGO]             TRADEMARK

                                                            CLARENT CONFIDENTIAL


MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT                    Israel            Registration No.           Class 9: computer systems, namely hardware and software
                                                123689


CLARENT (and C             Israel            Registration No.           Class 9: computer systems, namely, hardware and
in Circle Design)                               1230930                 software that allow phone conversations and other voice
                                                                        and data communications to take place in local and wide
                                                                        area networks and global computer networks


CLARENT                    Italy

                              SEE
                           EUROPEAN
                           COMMUNITY
                           TRADEMARK


CLARENT (and C             Italy
in Circle Design)
                              SEE
                           EUROPEAN
                           COMMUNITY
[CLARENT LOGO]             TRADEMARK


CLARENT                    Japan             Registration No.           Class 9: electronic machines/instruments and their
                                                4194648                 parts/fittings

                                                            CLARENT CONFIDENTIAL


MARK                       COUNTRY            APPL/REG NO.               GOODS AND SERVICES
----                       -------            ------------               ------------------
CLARENT (and C             Japan             Application No.            Class 9: electronic machines, instruments, and their parts
in Circle Design)                                11-85688               and fittings

                                             Registration No.
                                                 4414987


CLARENT                    Luxembourg

                              SEE
                           EUROPEAN
                           COMMUNITY
                           TRADEMARK


CLARENT (and C             Luxembourg
in Circle Design)
                              SEE
                           EUROPEAN
                           COMMUNITY
[CLARENT LOGO]             TRADEMARK


CLARENT                    Malaysia          Application No.            Class 9: computer systems, namely hardware and software
                                                99/00144

                                                            CLARENT CONFIDENTIAL

MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT (and C             Malaysia          Application No.            Class 9: computer systems, namely hardware and
in Circle Design)                                99/09250               software, that allow phone conversations and other
                                                                        voice and data communications to take place in local
[CLARENT LOGO]                                                          and wide area networks and global computer networks,
                                                                        and manuals sold therewith as a unit


CLARENT                    Mexico            Registration No.           Class 9: computer systems, namely hardware and software
                                                 603643


CLARENT (and C             Mexico            Application No.            Class 9: computer systems, namely, hardware and
in Circle Design)                                392033                 software that allow phone conversations and other voice
                                                                        and data communications to take place in local and wide
                                             Registration No.           area networks and global computer networks, and manuals
                                                  638888                sold therewith as a unit; computers, computer software,
[CLARENT LOGO]                                                          computer equipment and parts therefor; computer systems


CLARENT                        The
                           Netherlands

                               SEE
                            EUROPEAN
                            COMMUNITY
                            TRADEMARK

                                                            CLARENT CONFIDENTIAL


MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT (and C                 The
in Circle Design)          Netherlands

                               SEE
                            EUROPEAN
                            COMMUNITY
[CLARENT LOGO]              TRADEMARK


CLARENT                    New Zealand       Registration No.           Class 9: computer systems, namely hardware and software
                                                  300995


CLARENT (and C in          New Zealand       Registration No.           Class 9: computer systems, namely hardware and
Circle Design)                                    316449                software, that allow phone conversations and other
                                                                        voice and data communications to take place in local
                                                                        and wide area networks and global computer networks,
                                                                        and manuals sold therewith as a unit


CLARENT (and C             Norway            Application No.            Class 9: computer systems, namely hardware and software
in Circle Design)                                1999 09625             that allow phone conversations and other voice and data
                                                                        communications to take place in local and wide area
                                             Registration No.           networks and global computer networks, and manuals sold
                                                 208209                 therewith as a unit


                                                            CLARENT CONFIDENTIAL


MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT                    Portugal

                              SEE
                           EUROPEAN
                           COMMUNITY
                           TRADEMARK


CLARENT (and C             Portugal
in Circle Design)
                              SEE
                           EUROPEAN
                           COMMUNITY
[CLARENT LOGO]             TRADEMARK


CLARENT                    Singapore         Registration No.           Class 9: computer systems, namely hardware and
                                               T97/06204C               software, that allow phone conversations and other
                                                                        voice and data communications to take place in
                                                                        intranets and global computer networks.


CLARENT (and C             Singapore         Registration No.           Class 9: computer systems, namely hardware and software
in Circle Design)                              T99/10412F               that allow phone conversations and other voice and data
                                                                        communications to take place in local and wide area
[CLARENT LOGO]                                                          networks and global computer networks.

                                                            CLARENT CONFIDENTIAL


MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT                    South Korea       Application No.            Class 9: computer systems, namely hardware and software
                                             40-1999-0024824

                                             Registration No.
                                                 470823


CLARENT (and C             South Korea       Application No.            Class 9: computer systems, namely hardware and
in Circle Design)                            40-1999-0035880            software, that allow phone conversations and other
                                                                        voice and data communications to take place in local
                                             Registration No.           and wide area networks and global computer networks;
                                                 447324                 recorded computer software and recorded computer
[CLARENT LOGO]                                                          programs


CLARENT                    Spain

                              SEE
                           EUROPEAN
                           COMMUNITY
                           TRADEMARK


CLARENT (and C             Spain
in Circle Design)
                              SEE
                           EUROPEAN
                           COMMUNITY
[CLARENT LOGO]             TRADEMARK

                                                            CLARENT CONFIDENTIAL


MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT                    Sweden

                              SEE
                           EUROPEAN
                           COMMUNITY
                           TRADEMARK


CLARENT (and C             Sweden
in Circle Design)
                              SEE
                           EUROPEAN
                           COMMUNITY
[CLARENT LOGO]             TRADEMARK


CLARENT (and C             Switzerland       Registration No.           Class 9: scientific, nautical, surveying, electric,
in Circle Design)                                 469,508               photographic, cinematographic, optical, weighing,
                                                                        measuring, signalling, checking (supervision),
                                                                        life-saving and teaching apparatus and instruments,
                                                                        apparatus for recording, transmission or reproduction
                                                                        of sound or images; magnetic data carriers, recording
                                                                        discs; automatic vending machines and mechanisms for
                                                                        coin-operated apparatus; cash registers, calculating
                                                                        machines, data processing equipment and computers; fire
                                                                        extinguishing apparatus; computer systems, namely
                                                                        hardware and software that allow phone conversations
                                                                        and other voice and data communications to take place
[CLARENT LOGO]                                                          in local and wide area networks and global computer
                                                                        networks

                                                                        Class 16: manuals

                                                            CLARENT CONFIDENTIAL


MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT                    Taiwan            Application No.            Class 9: computer systems, namely modems, computer
                                                 87054091               software, computers, light pens, diskettes, optical
                                                                        disks, computer keyboards, card punchers, card readers,
                                             Registration No            readers, printers, disk drives, memory,
                                                 881294                 micro-computers, computer mainframes, computer mice,
                                                                        microprocessors, information storage, bar code
                                                                        scanners, read-only storage, central processors, disk
                                                                        drivers, data readers, computer plotters, program
                                                                        designing devices, printer buffers, computer
                                                                        information editors, computer programs, computerized
                                                                        touch sensor input devices, program cassettes for TV
                                                                        video games, cleaning disks for disk drive heads,
                                                                        magnetic identification cards, credit cards, telephone
                                                                        cards, teller machine banking cards and financial
                                                                        cards, disk cases, dust-proof covers for computers,
                                                                        disk organizers, keyboard dust covers, printer ink
                                                                        cartridges, printer toner cartridges, chips,
                                                                        semiconductors, integrated circuits, Chinese character
                                                                        cards, shadow masks, masks, network cards, electric
                                                                        circuit boards, interface cards, micro-circuits,
                                                                        printed circuit boards, printed circuit substrates,
                                                                        integrated circuit sockets


CLARENT (and C             Taiwan            Application No.            Class 9: computer systems, namely hardware including
in Circle Design)                               88047039                modems, computers, light pens, diskettes, optical
                                                                        disks, computer keyboards, card punchers, card readers,
                                             Registration No.           readers, printers, disc drives, memory,
                                                  925047                micro-computers, computer mainframes, computer mouse,
                                                                        micro-processors, information storage, bar code
                                                                        scanners, read-only storage, central processors, disc
                                                                        drivers, data readers, computer plotters, program
                                                                        design devices, printer buffers, computer information
[CLARENT LOGO]                                                          editors, computer programs, computerized touch sensor
                                                                        input devices, program cassettes for TV video games,
                                                                        cleaning discs for disc drive heads, magnetic
                                                                        identification cards, credit cards, telephone cards,
                                                                        teller machine banking cards and financial cards, disc
                                                                        cases, dust-proof covers for computers, disc
                                                                        organizers, keyboard dust covers, printer ink
                                                                        cartridges, printer toner cartridges, chips,
                                                                        semiconductors integrated circuits, Chinese character
                                                                        cards, shadow marks, masks, network cards, electric
                                                                        circuit boards, interface cards, micro-circuits,
                                                                        printed circuit boards, printed circuit substrates,
                                                                        integrated circuit sockets; computer software

                                                            CLARENT CONFIDENTIAL


MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT                    United            Registration No.           Class 9: computer hardware and computer software;
                           Kingdom              2134371                 communications apparatus and instruments; voice and
                                                                        data communications programs; user and instruction
                                                                        manuals sold with the aforesaid goods

                                                                        Class 42: computer services; research and consultancy,
                                                                        support and maintenance services relating to computer
                                                                        hardware and computer software; computer programming;
                                                                        provision of access to computer databases and to voice
                                                                        and data communications via internet and global
                                                                        computer networks


CLARENT (and C             United
in Circle Design)          Kingdom

                              SEE
                           EUROPEAN
                           COMMUNITY
[CLARENT LOGO]             TRADEMARK


CLARENT                    United States     Application No.            Class 9: computer systems, namely, hardware and
                                                 75/267,668             software, that allow phone conversations and other
                                                                        voice and data communications to take place in local
                                             Registration No.           and wide area networks and global computer networks
                                                2,232,795

                                                            CLARENT CONFIDENTIAL


MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
CLARENT (and C             United States     Application No.            Class 9: computer systems, namely hardware and
in Circle Design)                              75/666,101               software, that allow phone conversations and other
                                                                        voice and data communications to take place in local
                                             Registration No.           and wide area networks and global computer networks
[CLARENT LOGO]                                  2,391,119


                                                            CLARENT CONFIDENTIAL


MARK                       COUNTRY            APPL/REG NO.                            GOODS AND SERVICES
----                       -------            ------------                            ------------------
ACT NETWORKS               United            Application No.            Class 9: computer hardware and software for operating wide
                           States              74/577,761               area networks
Merger documents (CA
to DE corporation)                           Registration No.
recorded 07/23/01                               2,041,016


ACT NETWORKS                United           Application No.            Class 9: computer hardware and software for operating wide
AND DESIGN                  States             74/577,529               area networks
                           Reg. Cert.
                                             Registration No.
[ACT NETWORKS LOGO]                              2,072,183


NETPERFORMER                United           Application No.            Class 9: computer hardware and computer software for
                            States             75/120,885               use in the management and integration of voice,
                           Reg. Cert.                                   facsimile, data, and Ian input and instructional
                                             Registration No.           manuals provided therewith
                                                2,128,248



SKYPERFORMER                United           Application No.            Class 9: frame relay access devices comprised of
                            States              75/863,491              hardware and software for use in transporting
                                                                        compressed voice, fax and modem traffic over satellite
                                                                        networks